The Cboe Vest Family of Funds

Cboe Vest S&P 500® Buffer Strategy Fund

Cboe Vest S&P 500® Enhanced Growth Strategy Fund

Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund

(collectively, the “Funds”)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Supplement dated September 6, 2019

to the Summary Prospectuses, Prospectus and Statement of Additional

dated February 28, 2019

(as supplemented from time to time)

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Effective August 26, 2019, First Trust Capital Partners LLC (“First Trust”) and its affiliates purchased a controlling interest in the voting shares of Cboe Vest Group Inc. (“Cboe VG”), the parent company of Cboe Vest Financial LLC, the investment adviser to the Funds (the “Adviser”). As a result of the transaction (the “Transaction”), First Trust will own approximately 49% of the voting shares of the Cboe VG. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted in a change in control of the Adviser, which in turn resulted in the assignment and termination of the investment advisory agreement between the Trust and the Adviser (the “Former Advisory Agreement”). To avoid a lapse in advisory services to the Funds, the Adviser and the Trust entered into an interim investment advisory agreement (the “Interim Agreement”), pursuant to the requirements of Section 15(f) and Rule 15a-4 of the 1940 Act, prior to the Transaction. Pursuant to the Interim Agreement the Adviser will continue to provide advisory services to the Funds under the Interim Agreement until the earlier of: (i) the date on which each Fund’s shareholders approve a new investment advisory agreement (the “New Advisory Agreement”); or (ii) 150 days from the date of the termination of the Former Advisory Agreement. The New Advisory Agreement, if approved by shareholders, will replace the Interim Agreement.

It is expected that shareholders will be asked to vote on a New Advisory Agreement in October 2019. At that time, shareholders will be mailed proxy materials that explain in detail the Transaction, the terms of the New Advisory Agreement, and will provide information on how shareholders can vote their shares.

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Following the Transaction (as described above) Cboe Global Markets, Inc. (“Cboe Global”) was no longer a control person or affiliated person (as such terms are defined in the Investment Company Act of 1940) of the Adviser. Consequently, this has eliminated the potential trading limitations discussed in the italicized disclosure listed below. Effective immediately, this disclosure and all references to Cboe Global as an affiliated person of the Adviser is removed in its entirety from the summary prospectuses, prospectus and statement of additional information for each Fund. In addition, as of the date of this Supplement, the Adviser will no longer direct broker-dealers to not effect transactions in options on any Cboe Exchanges, subject to its duty to seek best execution on behalf of the Funds.

Because of certain potential limitations of the Investment Company Act of 1940 associated with trading options on the Cboe and any other exchanges owned or controlled by Cboe Holdings, Inc. (“Cboe Exchanges”), the Fund will direct all broker-dealers to not effect transactions in options on any Cboe Exchanges until such time that appropriate exemptive and/or no-action relief is obtained from the Securities and Exchange Commission (“SEC”) and/or its staff by the Adviser, the Cboe and/or any mutual funds advised by the Adviser. This restriction shall not prevent the Adviser or the Fund from engaging in other transactions or receiving other services from the Cboe or for which the Cboe may receive a benefit, such as pricing services, provided such transactions and/or the receipt of such services is consistent with applicable statutes, rules, regulations and interpretive positions of the SEC and its staff.

If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 1-855-505-8378.

This Supplement and the summary prospectuses and the prospectus provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-855-505-8378.